Income Tax	12 Months Ended
Dec. 31, 2010
Income Tax [Abstract]
Income Tax
13. Income Tax
The provision for income taxes is comprised of the following:

	Years Ended December 31,
	2008	2009	2010
	$	$	$
Current Tax
PRC	9,328,732	29,967,894	18,153,060
Other	1,549,525	48,961	2,513,074

	10,878,257	30,016,855	20,666,134

Deferred Tax
PRC	(2,165,699)	(10,092,774)	(7,969,900)
Other	—	—	—

	(2,165,699)	(10,092,774)	(7,969,900)

Income tax expense	8,712,558	19,924,081	12,696,234

The Company is incorporated in the Cayman Islands, which is tax-exempt.
On January 1, 2008, a new enterprise income tax law in China took effect. The new law applies a uniform 25% enterprise income tax rate to both foreign invested enterprises and domestic enterprises. The new law provides a five-year transition period from its effective date for those enterprises that were established before the promulgation date of the new tax law and that were entitled to a preferential tax treatment such as a reduced tax rate or a tax holiday. On December 26, 2007, the State Council issued the Notice of the State Council Concerning Implementation of Transitional Rules for Enterprise Income Tax Incentives (“Circular 39”). Based on Circular 39, certain specifically listed categories of enterprises that enjoyed a preferential tax rate of 15% are eligible for a graduated rate increase to 25% over the 5-year period beginning from January 1, 2008. Specifically, the applicable rates under such an arrangement for such enterprises would be 18%, 20%, 22%, 24% and 25% for 2008, 2009, 2010, 2011, 2012 and thereafter, respectively. E-House Shanghai is subject to such a graduated rate schedule.
Shanghai CRIC was approved as a high and new technology enterprise and is therefore subject to a 15% preferential income tax rate for the years from 2008 through 2010. In May 2010, Shanghai CRIC was granted software enterprise status, which exempted them from income taxes for 2009 and provides a 50% reduction in their income tax rate from 2010 through 2012. Shanghai CRIC received a $4,286,591 tax refund in the second quarter of 2010 related to its 2009 tax payment, which was recognized as a component of income tax benefit during 2010.
Shanxi E-House Real Estate Investment Consultant Co., Ltd. and Chengdu Western Real Estate Investment Consultant Co. Ltd. were established in the western region of China and were deemed to be engaged in an industry category encouraged by the government. Shanxi E-House Real Estate Investment Consultant Co., Ltd. was therefore subject to a 15% income tax rate for the years from 2008 through 2010. In September 2010, Chengdu E-House Western Real Estate Investment Consultant Co. Ltd was approved to enjoy a preferential income tax rate of 15% for the years from 2009 through 2010.
In February 2009, Shanghai SINA Leju Information Technology Co., Ltd. (“SHLJ”), COHT’s subsidiary in China, was granted software enterprise status, which qualified the subsidiary to be exempted from income taxes for 2009, followed by a 50% reduction in income tax rate, or at 12.5%, from 2010 through 2012.
The Group’s subsidiary in Hong Kong is subject to a profit tax at the rate of 16.5% on assessable profit determined under relevant Hong Kong tax regulations.
The Group’s subsidiary in Macau is subject to the complementary tax at a progressive tax rate of 0% to 12% on Macau sourced profits.
The Company’s subsidiaries incorporated in the BVI are not subject to taxation.
The Group has made its assessment of the level of tax authority for each tax position (including the potential application of interest and penalties) based on the technical merits, and has measured the unrecognized tax benefits associated with the tax positions. The Group initially recorded approximately $200,000 for uncertain tax positions, including interest and penalties, as a reduction to retained earnings as of January 1, 2007, with a corresponding increase in the liability for uncertain tax positions. The aforementioned liability is recorded in other non-current liabilities in the consolidated balance sheet. The Group has no additional material uncertain tax positions as of December 31, 2009 and 2010 or unrecognized tax benefit which would favorably affect the effective income tax rate in future periods. The Group classifies interest and/or penalties related to income tax matters in income tax expense. The amount of interest and penalties as of December 31, 2009 and 2010 were immaterial.
The Group does not anticipate any significant increases or decreases to its liability for unrecognized tax benefits within the next 12 months.
According to the PRC Tax Administration and Collection Law, the statute of limitations is three years if the underpayment of taxes is due to computational errors made by the taxpayer. The statute of limitations will be extended to five years under special circumstances, which are not clearly defined, but an underpayment of tax liability exceeding RMB100,000 (approx. $15,100 under the current exchange rate) is specifically listed as a special circumstance. In the case of a transfer pricing related adjustment, the statute of limitations is 10 years. There is no statute of limitations in the case of tax evasion. The Group’s major operating entity, E-House Shanghai, is therefore subject to examination by the PRC tax authorities from 2005 through 2010 on non-transfer pricing matters, and from inception through the end of 2010 on transfer pricing matters.
The principal components of the deferred income tax assets/ liabilities are as follows:

	As of December 31,
	2009	2010
	$	$
Deferred tax assets:
Accrued salary expenses	7,099,622	8,796,784
Bad debt provision	4,374,469	4,566,526
Net operating loss carry forwards	3,553,681	6,950,541
Other	313,578	869,155

Gross deferred tax assets	15,341,350	21,183,006
Valuation allowance	(157,085)	(183,392)

Total deferred tax assets	15,184,265	20,999,614

Analysis as:
Current	13,337,020	17,284,547
Non-current	1,847,245	3,715,067

Deferred tax liabilities:
Amortization of intangible and other assets	42,326,523	40,152,455

Analysis as:
Current	—	—
Non-current	42,326,523	40,152,455

Movement of the valuation allowance is as follows:

	2008	2009	2010
	$	$	$
Balance as of January 1,	2,015,366	3,207,372	157,085
Additions	1,847,356	28,273	21,110
Business acquisition	—	292,638	—
Releases	(827,828)	(3,372,782)	—
Changes due to foreign exchange	172,478	1,584	5,197

Balance as of December 31,	3,207,372	157,085	183,392

The valuation allowance release in 2009 was primarily relating to the secondary real estate brokerage services segment, which started to record taxable income in 2009 under the improved market conditions, which the Group estimated, would continue and generate enough profit to utilize all the cumulative losses. As such, the valuation allowance previously provided against the net operating losses was fully released in 2009. There was no valuation allowance release in 2010.
A reconciliation between the provision for income tax computed by applying the statutory tax rate to income before income taxes and the actual provision for income taxes is as follows:

	Years Ended December 31,
	2008	2009	2010
PRC income tax rate	25.00%	25.00%	25.00%
Expenses not deductible for tax purposes	0.48%	2.90%	12.10%
Effect of tax preference	(9.13%)	(6.79%)	(9.25%)
Effect of different tax rate of subsidiary operation in other jurisdiction	(0.37%)	(0.91%)	(0.34%)
Tax refund	—	—	(6.95%)
Other	2.23%	(2.90%)	0.03%

	18.21%	17.30%	20.59%

The aggregate amount and per share effect of the tax holiday are as follows:

	Years Ended December 31,
	2008	2009	2010
	$	$	$
The aggregate dollar effect	—	1,433,584	9,530,020
Per share effect — basic	—	0.02	0.12
Per share effect — diluted	—	0.02	0.12
As of December 31, 2010, the Group had net operating loss carryforwards of $27,857,896, which will expire if not used between 2011 and 2015.
Undistributed earnings of the Company’s PRC subsidiaries of approximately $336.8 million at December 31, 2010 are considered to be indefinitely reinvested and, accordingly, no provision for PRC dividend withholding tax has been provided thereon. Upon distribution of those earnings generated after January 1, 2008, in the form of dividends or otherwise, the Group would be subject to the then applicable PRC tax laws and regulations. Distributions of earnings generated before January 1, 2008 are exempt from PRC dividend withholding tax.